EXHIBIT 32.1/2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Annual Report on Form 10-K of Smack Sportswear, (the “Company”) for the year ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Danny Chan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2017

By:	/s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer
(Principal Executive and Principal Financial Officer)